Accrued expenses and other current liabilities	12 Months Ended
Mar. 31, 2021
Accrued Liabilities And Other Liabilities Current [Abstract]
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
10.	Accrued expenses and other current liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of March 31,
	2020	2021
	$	$
Accrued payroll	134	136
Accrued housing allowance	214	271
Accrued other social benefits	1,167	1,304
Deposits received from customers	39	72
Accrued audit fee	430	228
Others	310	336
	2,294	2,347

Accrued other social benefits represented the provision of employment termination payments based on management approved restructuring plan for relocating its manufacturing facilities based on China’s Labor laws. The restructuring plan is currently in process and expected to be completed within twelve months from March 31, 2021. The provision amount is reasonably estimated based on China’s Labor laws and management estimation of acceptance rate.